Share-Based Payments	6 Months Ended
Jun. 30, 2024
Share-Based Payment [Abstract]
Share-Based Payments

Note 4 - Share-Based Payments

a.	In February and March 2024, the Company granted to employees and officers 510,000 restricted share units (the “RSUs”). The RSUs represent the right to receive ordinary shares at a future time and vest over a period of three to four years.

b.	In June 2024, the Group granted to employees, officers and directors 1,296,000 RSUs. The RSUs represent the right to receive ordinary shares at a future time and vest over a period of two to four years.

RSUs- Directors, employees

Number of share options granted (ADSs)	1,806,000
Fair value at the grant date (thousands of USD)	4,854,040
Range of share price (USD)	$2.59–$2.83

In the six-month period ended June 30, 2024, a total amount of $6,833 thousand were recognized as share-based payments expenses ($11,542 thousand in the six month period ended June 30, 2023).